UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 28, 2003


                          MINN-DAK FARMERS COOPERATIVE
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             (Exact name of Registrant as specified in its charter)


         North Dakota                    33-94644                 23-7222188
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


         7525 Red River Road
         Wahpeton, North Dakota                                     58075
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (701) 642-8411


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ITEM 1.  Not Applicable.
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ITEM 2.  Not Applicable.
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ITEM 3.  Not Applicable.
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ITEM 4.  Not Applicable.
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ITEM 5.  OTHER EVENTS.
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Minn-Dak Farmers Cooperative has announced that the board of directors, following the review and approval of the 2003-crop business plan, has determined that the beet payment estimate for the 2003-crop will be $40.83 per ton.


ITEM 6.  Not Applicable.
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ITEM 7.  Not Applicable.
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ITEM 8.  Not Applicable.
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ITEM 9.  Not Applicable.
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ITEM 10. Not Applicable.
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ITEM 11. Not Applicable.
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ITEM 12. Not Applicable.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MINN-DAK FARMERS COOPERATIVE


Dated: October 28, 2003                 By /s/ David H. Roche
                                           -------------------------------------
                                           David H. Roche
                                           President and Chief Executive Officer